EXHIBIT 10.9
FIRST AMENDMENT TO THE SEPARATION AGREEMENT AND RELEASE BETWEEN
EDWARD RAMIREZ AND TOREADOR RESOURCES CORPORATTION
DATED JUNE 27, 2008
     This First Amendment to the Separation Agreement and Release Between Edward Ramirez, and Toreador Resources Corporation Dated June 27, 2008 (“First Amendment”) is made this 3rd day of July, 2008 (“Effective Date”) between Toreador Resources Corporation (“Company”) and Edward Ramirez (“Employee”). Company and Employee are collectively referred to herein as “Parties”. Capitalized terms used herein and not otherwise defined herein have the meanings provided in that certain Separation Agreement and Release dated June 27, 2008 between Company and Employee (“Separation Agreement”).
RECITALS
     WHEREAS, the Parties entered into a Separation Agreement dated June 27, 2008, whereby Company and Employee mutually desired to terminate their employment relationship with each other;
     WHEREAS, the Parties agreed to finally, fully and completely resolve all disputes that now or may exist between them;
     WHEREAS, the Parties desire to amend the Separation Agreement.
     NOW THEREFORE, for and in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee and Toreador agree as follows:
1. Section 9 of the Separation Agreement shall be revised to delete the term “Blackberries” and Employee shall not be required to return the Toreador blackberry (“Toreador Blackberry”) to Toreador.
2. Employee shall be allowed to keep, and not be required to return to Toreador the presentation, or any attachments thereto, or any abstracts thereof, which was presented in November 2008 at the AAPG International Conference in Athens, Greece entitled “South Akcakoca Gas: A Black Sea Discovery 30 Years in the Making” authored by Edward Ramirez, Michael Fitzgerald, Roy Barker, Bill Moulton and Al Garcia (“Greece Presentation”).
3. Toreador shall waive any right to retain the Toreador Blackberry and Greece Presentation or request that Employee return the Toreador Blackberry and Greece Presentation to Toreador.
4. The Toreador Blackberry and Greece Presentation are specifically excluded from Sections 5 and 9 of the Separation Agreement.
IN WITNESS WHEREOF, this First Amendment is executed by the Employee and Toreador as of the day and year first set forth above.

COMPANY:

TOREADOR RESOURCES CORPORATION

By:	/s/ Charles J. Campise
Name: Charles J. Campise
Title: Senior Vice President — Finance

EMPLOYEE:

EDWARD RAMIREZ

By:	/s/ Edward Ramirez
Name:
Title: